MASTR0403 (preliminary structure)  30 year  5.5's        Date:02/18/2004   12:30:36

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UBS Investment Bank

|CMO Structuring Desk: 212-713-3199 Fax: 212-713-3890

|Pac Bands  I:   0-   0  II:   0-   0  III:   0-   0

Closing Date: 2/27/2004

|WHOLE  30 year  Pricing Speed: 275 PSA

|PacI %: 0.00   Indices:  1ML  1.120

First Pay: 3/25/2004

|WAC:5.78   WAM:238.00

|

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Tranche Name	Bal (MM)	Coupon	Payment Window	Aver. Life	Dur	Tx Yr	Spread bp	Yield	Price %	Description	Day Del	Deal %
1A1	9,616,691	5.25000	3/04-12/23	5.28		5					24	46.38
1A3	9,616,691	5.25000	3/04-12/23	5.28		5					24	46.38
1A2	1,012,283.41	5.25000	3/04-12/23	5.28		–2					24	4.88

2A1	30,289,435.03	4.75000	3/04- 2/14	3.91		3					24	98.65
3A1	39,840,000	4.75000	3/04-12/27	4.46		4					24	31.61
3A2	80,160,000	4.50000	3/04-12/27	4.46		4					24	63.60

4A1	12,613,125	4.00000	3/04- 6/06	1.40		–2					24	7.43
4A2	22,980,000	4.25000	6/06- 2/09	3.60		–2					24	13.54
4A3	22,335,875	1.52000	3/04- 3/11	3.21		–2				" 1ML + 0.400000 cap: 8.000000	0	13.16
4A4	22,335,875	6.48000	3/04- 3/11	3.21		–2				" 7.600 + -1.000 * 1ML cap:	7.6000	13.16
4A5	16,390,000	5.00000	2/09- 3/11	5.99		–2					24	9.66
4A7	1,363,636	5.50000	3/11- 4/13	7.97		7					24	0.80
4A6	10,000,000	4.75000	3/11- 4/13	7.97		7					24	5.89
4A8	8,170,000	5.50000	4/13- 2/19	11.38		10					24	4.81
4A9	2,143,000	5.50000	2/19-11/33	18.31		–2					24	1.26
CX	57,618,000	5.50000	3/04-11/33	4.33		–2					24	33.94
4A10	16,500,000	5.50000	3/09-11/33	10.88		10					24	10.31
4A11	1,000,000	5.50000	3/09-11/33	10.88		10					24	10.31

5A1	37,105,446.23	6.25000	3/04-12/31	4.47		4					24	96.65

PT Rate:

Term:

PX Speeds;		PT Rate: Term:
G1:	275 PSA	5.25%	20yr
G2:	250 PSA	4.75	10yr
G3:	275 PSA		4.583	15yr
G4:	300 PSA		5.5	30yr
G5:	450 PSA		6.25	30yr seasoned

1A1: Super Senior

1A2: Senior Support

4A10: Super Senior

4A11: Senior Support

4A5, 4A8, 44A9: 1,000 X 1, Blue Sky

Paydown Rules:

Group1:

Pay 1A1, 1A2 and 1A3, pro-rata, until retired;

GROUP2:

Pay 2A1, until retired;

Group3:

Pay 3A1 and 3A2, pro-rata, until retired;

Group4:

1. Pay 4A10 and 4A11, pro-rata, the NAS principal distribution amount;

2. Pay the following bonds to their aggregate schedule balance:

a. Allocate 62.5% to 4A1, until retired;

   Allocate 37.5% to 4A3, until 4A1 has retired;

b. Allcoate  66.6666666667% to 4A2, until retired;

   Allocate 33.3333333333% to 4A3, until 4A2 has retired;

c. Allocate 83.3333333333% to 4A5, until retired;

   Allcoate 16.6666666667% to 4A3, until retired;

d. Pay 4A6, until retired;

e. Pay 4A8 and 4A9, in that order, until retired;

3. Pay CX (rules attached), until retired;

4. Pay the bonds in step 2., but w/o regard to their Aggregate schedule balance;

5. Pay 4A10 and 4A11, pro-rata, until retired;

balance(4A7) = 0.136363636 * balance(4A6)

The NAS Principal Distribution Amount will be equal to the sum of the NAS percent of the non PO scheduled principal amount and

The NAS percent times the NAS prepay shift of the non PO unscheduled principal amount.

The NAS percent will be zero for the first five years and thereafter will be equal to the (NAS) divided by the balance of the Non PO Certificates.

The NAS prepay shift percent will be zero for the first 5 years and will be 30%, 40%, 60%, 80% and 100% for each year thereafter.

GROUP5:

Pay 5A1, until retired;

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                      Collateral

GROUP1:

 Type  Balance            Coupon   Prepay     WAM   Age    WAC

 WHOLE       12,928,011   5.766    PSA   275  238    1      6.016

 WHOLE        7,804,771   5.138    PSA   275  238    1      5.388

GROUP2:

 Type  Balance            Coupon   Prepay     WAM   Age    WAC

 WHOLE       18,600,349   5.164    PSA   250  120    0      5.414

 WHOLE       12,104,177   4.708    PSA   250  120    0      4.958

GROUP3:

Attached

GROUP4:

 WHOLE      175,000,000   5.500    PSA   300  357    2      5.930

GROUP5:

  Type  Balance            Coupon   Prepay     WAM   Age    WAC

 WHOLE       31,271,458   6.832    PSA   300  333   27      7.082

 WHOLE        7,120,166   6.098    PSA   300  334   26      6.348

 The information herein has been provided solely by UBS Securities LLC.  Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.